TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
               UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED APRIL 27, 2003



In re                                           Case Nos. 02-12599
SLI, INC.,                                      through 02-12608
CHICAGO MINIATURE OPTOELECTRONIC
TECHNOLOGIES, INC.,
ELECTRO-MAG INTERNATIONAL, INC.,                Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING
INTERNATIONAL, INC.,
SLI LIGHTING PRODUCTS, INC.,                    Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,
SLI LIGHTING SOLUTIONS, INC., AND
CML AIR, INC.,

Debtors.


Attached are the Monthly Operating Reports for the Debtors referenced below. Each Monthly Operating Report includes the following:

     -------------------------------------------------------------------------
                                                           Form      Document
     REQUIRED DOCUMENTS                                   Number     Attached
     -------------------------------------------------------------------------
     Flash Variance Report                                               X
     -------------------------------------------------------------------------
     Schedule of Cash Disbursements                        MOR-1         X
     -------------------------------------------------------------------------
     Income Statement                                      MOR-2         X
     -------------------------------------------------------------------------
     Balance Sheet                                         MOR-3         X
     -------------------------------------------------------------------------
     Consolidated Status of Postpetition Taxes             MOR-4a        X
     -------------------------------------------------------------------------
     Consolidated Summary of Unpaid Postpetition Debts     MOR-4b        X
     -------------------------------------------------------------------------
     Accounts Receivable Reconciliation and Aging          MOR-5a        X
     -------------------------------------------------------------------------
     Debtor Questionnaire                                  MOR-5b        X
     -------------------------------------------------------------------------

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal April which is covered by this report, runs from March 31, 2003 through April 27, 2003. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements.
MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:

o MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

o MOR-4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.

                                6/16/03       /s/ Robert J. Mancini
                         ---------------      ---------------------------------
                         Date                 Robert J. Mancini, Executive Vice
                                              President & CFO


                                              /s/ Robert J. Mancini


In re: SLI Inc. et al.                                                  Case No.:  02-12599 through 02-12608

                                                             Reporting Period:  Mar 31, 2003 - Apr. 27, 2003


                       CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                MARCH 31, 2003 THROUGH APRIL 27, 2003


                                               -----------------------------------------------------
                                               Consolidated Filing Entities
                                               -----------------------------------------------------
                                               Forecast         Actuals               Variance
                                                                                 -------------------
                                                April            April
                                                -----            -----


Beginning Cash                                   3,000            1,192              (1,808) -60.3%

Receipts

   Trade                                        11,187           10,782                (405)  -3.6%
   Intercompany                                      0               84                  84
   Other Receipts                                    0               22                  22
                                               --------         --------         -------------------
     Total Receipts                             11,187           10,888                (299)  -2.7%

Payments

   Payroll & Wages
     Salaries                                    1,236            1,245                   9    0.7%
     Wages                                         196               76                (120) -61.2%
     Benefits                                      251              318                  67   26.7%
     Severance                                       0                0                   0

                                               --------         --------         -------------------
             Sub Total                           1,683            1,639                 (44)  -2.6%

   Operating Expenses
     RM / Finished Goods / Freight               4,911            5,038                 127    2.6%
     Intercompany Payments                       2,841            2,849                   8    0.3%
     Intercompany Loans                              0                0                   0
     Occupancy Costs                                94               83                 (11) -11.7%
     Utilities                                     119              141                  22   18.5%
     Insurance                                     153               21                (132) -86.3%
     Contract / Temporary Labor                     58               19                 (39) -67.2%
     Commissions                                   248              278                  30   12.1%
     Selling                                        88               80                  (8)  -9.1%
     Corporate                                       0              134                 134
     Other                                         206              314                 108   52.4%
                                               --------         --------         -------------------
             Sub Total                           8,718            8,957                 239    2.7%
                                               --------         --------         -------------------
     Total Operating Expenses                   10,401           10,596                 195    1.9%

   Bankruptcy
     Professionals
        Bank Professionals                         625              117                (508) -81.3%
        Professionals                            1,700            1,021                (679) -39.9%
                                               --------         --------         -------------------
             Sub Total                           2,325            1,138              (1,187) -51.1%

     DIP Fees/Interest                             132              118                 (14) -10.9%
                                               --------         --------         -------------------
             Total Bankruptcy                    2,457            1,256              (1,201) -48.9%

   Other Expenses
     Interest Expense and Fees                       4               17                  13  325.0%
     Professional Fees                             181               22                (159) -87.8%
     Taxes                                         144               46                 (98) -68.1%
     Purchaser Exp. Reimb.                       1,000                0              (1,000)

                                               --------         --------         -------------------
             Sub Total                           1,329               85              (1,244) -93.6%

                                               --------         --------         -------------------
Total Disbursements                             14,187           11,937              (2,250) -15.9%

                                               --------         --------         -------------------
Net Cash Flow                                   (3,000)          (1,049)              1,951  -65.0%
                                               ========         ========         ===================

   Intercompany Transfers                            0               (3)                 (3)
   DIP Draw/(Payment)                            3,000            3,500                 500   16.7%

                                               -----------------------------------------------------
Ending Cash                                      3,000            3,640                 640   21.3%
                                               =====================================================

--------------------------------------------------------------------------------------------
DIP Facility
   Total Committed Facility Size                30,000           30,000                   0
   Opening Balance                              22,000           21,000              (1,000)
       US Draw/Repayment                         3,000            3,500                 500

                                               ---------------------------------------------
     Ending Balance                             25,000           24,500                (500)
                                               =============================================
       Availability                              5,000            5,500                 500
     Additional Discretionary Avail              5,000            5,000                   0
--------------------------------------------------------------------------------------------



In re: SLI Inc. et al.                                                     Case No.: 02-12599 through 02-12608

                                                                           Reporting Period:  Mar 31, 2003 - Apr. 27, 2003


                                                        SCHEDULE OF DISBURSEMENTS


---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Monthly Disbursements
                                                          -----------------------------------------------------------------------
                                                         September  October  November December   January  February  March  April
Entity
---------------------------------------------------------------------------------------------------------------------------------
   SLI Inc.                                   02-12608    $3,162    $1,354   $3,806     1,539     1,639    4,498   2,541   1,316
   Chicago Miniature Optoelectronic
     Technologies, Inc.,                      02-12599     4,207     6,305    8,875     6,556     6,380    9,991   6,958   6,541
   Electro-Mag International, Inc.,           02-12600         -         -        -         -         -        -       -       -
   Chicago-Miniature Lamp-Sylvania Lighting
     International, Inc.,                     02-12602         -         -        -         -         -        -       -       -
   SLI Lighting Products                      02-12603     5,121     2,830    4,483     3,627     4,969    4,785   4,809   4,079
   SLI Lighting Company                       02-12604         -         -        -         -         -        -       -       -
   SLI Lighting Solutions                     02-12605         4         -        -         2        18        -       -       1
   CML Air, Inc.,                             02-12606         -         -        -         -         -        -       -       -

                                                          -----------------------------------------------------------------------
Disbursements (post filing only)                         $12,494   $10,489  $17,164   $11,724   $13,006   19,279  14,308  11,937
                                                          =======================================================================


In re: SLI Inc.                            Case No.: 02-12599, 12600, 12602, 12606, 12608
                                           Reporting Period: Mar 31, 2003 - Apr. 27, 2003


                                                      Statement of Operations
                                                             $US (000)



-----------------------------------------------------------------------------------------------
                                                                                Cumulative
SLI INC.1                                                       April          Filing to Date
-----------------------------------------------------------------------------------------------
NET SALES
-----------------------------------------------------------------------------------------------
      Outside Sales                                             $4,204                 $38,934
-----------------------------------------------------------------------------------------------
      Intercompany                                                 $34                    $207
-----------------------------------------------------------------------------------------------
Total                                                            4,238                  39,141
-----------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                               4,301                  35,998
-----------------------------------------------------------------------------------------------
GROSS PROFIT                                                       (63)                  3,143
-----------------------------------------------------------------------------------------------
Selling, General & Administration                                1,133                  10,240
-----------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                         -                       -
-----------------------------------------------------------------------------------------------
One time cost                                                    1,313                  26,639
-----------------------------------------------------------------------------------------------
Restructuring                                                        -                       -
-----------------------------------------------------------------------------------------------
                                                                     -                       -
-----------------------------------------------------------------------------------------------
OPERATING INCOME                                                (2,509)                (33,736)
-----------------------------------------------------------------------------------------------

OTHER (INCOME) EXPENSE:
-----------------------------------------------------------------------------------------------
      Interest Expense, net                                        142                   6,862
-----------------------------------------------------------------------------------------------
      Related Party Interest Expense                                                       (26)
-----------------------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                  -                   1,309
-----------------------------------------------------------------------------------------------
      Minority interest                                                                      -
-----------------------------------------------------------------------------------------------
      Other, net                                                                           697
-----------------------------------------------------------------------------------------------

INCOME BEFORE TAX                                               (2,651)                (42,578)
-----------------------------------------------------------------------------------------------

INCOME TAXES                                                         -                     274
-----------------------------------------------------------------------------------------------
NET INCOME                                                     $(2,651)               $(42,852)
-----------------------------------------------------------------------------------------------

1)  SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc.,
Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc

NOTE: Subject to quarter end review and adjustments.



In re: SLI Lighting Products                                                         Case No.: 02-12603
                                                                          Reporting Period: Mar 31, 2003 - Apr. 27, 2003


                                                     Statement of Operations
                                                            $US (000)


----------------------------------------------------------------------------------------------------
                                                                                       Cumulative
SLI LIGHTING PRODUCTS                                               April            Filing to Date
----------------------------------------------------------------------------------------------------
NET SALES
----------------------------------------------------------------------------------------------------
      Outside Sales                                                 $3,403                  $31,874
----------------------------------------------------------------------------------------------------
      Intercompany                                                       -                       15
----------------------------------------------------------------------------------------------------
Total                                                                3,403                   31,889
----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                   2,771                   25,543
----------------------------------------------------------------------------------------------------
GROSS PROFIT                                                           632                    6,346
----------------------------------------------------------------------------------------------------
Selling, General & Administration                                      761                    6,069
----------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                                                      -
----------------------------------------------------------------------------------------------------
One time cost                                                                                     -
----------------------------------------------------------------------------------------------------
Restructuring                                                                                     -
----------------------------------------------------------------------------------------------------
                                                                                                  -
OPERATING INCOME                                                      (129)                     277
----------------------------------------------------------------------------------------------------

OTHER (INCOME) EXPENSE:
----------------------------------------------------------------------------------------------------
      Interest Expense, net                                                                       -
----------------------------------------------------------------------------------------------------
      Related Party Interest Expense                                                              1
----------------------------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                                               -
----------------------------------------------------------------------------------------------------
      Minority interest                                                                           -
----------------------------------------------------------------------------------------------------
      Other, net                                                         -                        7
----------------------------------------------------------------------------------------------------

INCOME BEFORE TAX                                                     (129)                     269
----------------------------------------------------------------------------------------------------
INCOME TAXES                                                                                    (30)
----------------------------------------------------------------------------------------------------
NET INCOME                                                           $(129)                    $299
----------------------------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.


In re: SLI Lighting Company                                                          Case No.: 02-12604
                                                                             Reporting Period: Mar 31, 2003 - Apr. 27, 2003


                                                     Statement of Operations
                                                            $US (000)





------------------------------------------------------------------------------------------------------
                                                                                          Cumulative
SLI LIGHTING COMPANY                                                    April           Filing to Date
------------------------------------------------------------------------------------------------------
NET SALES
------------------------------------------------------------------------------------------------------
      Outside Sales                                                                               $ -
------------------------------------------------------------------------------------------------------
      Intercompany                                                                                  -
------------------------------------------------------------------------------------------------------
Total                                                                                               -
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                                  -
------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                                        -
------------------------------------------------------------------------------------------------------
Selling, General & Administration                                          6                       49
------------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                                                        -
------------------------------------------------------------------------------------------------------
One time cost                                                                                       -
------------------------------------------------------------------------------------------------------
Restructuring                                                                                       -
------------------------------------------------------------------------------------------------------
                                                                                                    -
OPERATING INCOME                                                          (6)                     (49)
------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
------------------------------------------------------------------------------------------------------
      Interest Expense, net                                               (1)                     (11)
------------------------------------------------------------------------------------------------------
      Related Party Interest Expense                                                                -
------------------------------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                                                 -
------------------------------------------------------------------------------------------------------
      Minority interest                                                                             -
------------------------------------------------------------------------------------------------------
      Other, net                                                          (3)                     (24)
------------------------------------------------------------------------------------------------------
INCOME BEFORE TAX                                                         (2)                     (14)
------------------------------------------------------------------------------------------------------
INCOME TAXES                                                                                        -
------------------------------------------------------------------------------------------------------
NET INCOME                                                               $(2)                    $(14)
------------------------------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.


In re: SLI Lighting Solutions                                                      Case No.: 02-12605
                                                       Reporting Period: Mar 31, 2003 - Apr. 27, 2003


                                       Statement of Operations
                                              $US (000)





-------------------------------------------------------------------------------------------------------
                                                                                          Cumulative
SLI LIGHTING SOLUTIONS                                                  April            Filing to Date
-------------------------------------------------------------------------------------------------------
NET SALES
-------------------------------------------------------------------------------------------------------
      Outside Sales                                                       $ -                      $ -
-------------------------------------------------------------------------------------------------------
      Intercompany                                                          -                        -
-------------------------------------------------------------------------------------------------------
Total                                                                       -                        -
-------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                          -                        -
-------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                -                        -
-------------------------------------------------------------------------------------------------------

Selling, General & Administration                                           -                        -
-------------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                                -                        -
-------------------------------------------------------------------------------------------------------
One time cost                                                               -                        -
-------------------------------------------------------------------------------------------------------
Restructuring                                                               -                      403
-------------------------------------------------------------------------------------------------------
                                                                                                     -
OPERATING INCOME                                                            -                     (403)
-------------------------------------------------------------------------------------------------------

OTHER (INCOME) EXPENSE:                                                     -
-------------------------------------------------------------------------------------------------------
      Interest Expense, net                                                 -                        -
-------------------------------------------------------------------------------------------------------
      Related Party Interest Expense                                        -                        -
-------------------------------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                         -                        -
-------------------------------------------------------------------------------------------------------
      Minority interest                                                     -                        -
-------------------------------------------------------------------------------------------------------
      Other, net                                                            -                        -
-------------------------------------------------------------------------------------------------------

INCOME BEFORE TAX                                                           -                     (403)
-------------------------------------------------------------------------------------------------------
INCOME TAXES                                                                -                        -
-------------------------------------------------------------------------------------------------------
NET INCOME                                                                $ -                    $(403)
-------------------------------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.


In re: SLI Inc. et al.                             Case No.: 02-12599, 12600, 12602, 12606, 12608
                                                   Reporting Period: Mar 31, 2003 - Apr. 27, 2003

                                        BALANCE SHEET
                                          $US (000)

--------------------------------------------------------------------------------------
                                                               Book Value at End
SLI INC.1                                                 of Current Reporting Month
--------------------------------------------------------------------------------------
                                                                     April
--------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------
       Cash and Cash Equivalents                                                3,610
       -------------------------------------------------------------------------------
       Accounts Receivable                                                     12,452
       -------------------------------------------------------------------------------
       Inventories                                                             12,805
       -------------------------------------------------------------------------------
       Prepaid Expenses and Other Current Assets                                3,485
       -------------------------------------------------------------------------------
       Intercompany Receivables                                               857,026
--------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                          889,378
--------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------
       Gross PPE                                                               29,556
       -------------------------------------------------------------------------------
       Less: Accumulated Depreciation                                         (11,284)
--------------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                   18,272

--------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------
       Investments in Subsidiary                                               89,428
       -------------------------------------------------------------------------------
       Goodwill                                                                 2,768
       -------------------------------------------------------------------------------
       Other Intangible Assets                                                  1,571
       -------------------------------------------------------------------------------
       Deferred Charges                                                             -
       -------------------------------------------------------------------------------
       Other Assets                                                                 -
       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $1,001,417
--------------------------------------------------------------------------------------

CURRENT LIABILITIES
--------------------------------------------------------------------------------------
       DIP Facility                                                            24,500
       -------------------------------------------------------------------------------
       Accounts Payable                                                         2,244
       -------------------------------------------------------------------------------
       Other Accrued Expenses                                                   7,922
       -------------------------------------------------------------------------------
       Accrued Income Taxes Payable                                               883
       -------------------------------------------------------------------------------
       Intercompany Payables                                                   26,747
--------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                      62,296
--------------------------------------------------------------------------------------

LONG-TERM DEBT, Less current portion                                                -
--------------------------------------------------------------------------------------

SUBORDINATED DEBT DUE TO RELATED PARTY,                                             -
--------------------------------------------------------------------------------------
Less Current Portion                                                                -
--------------------------------------------------------------------------------------

OTHER LIABILITIES:
--------------------------------------------------------------------------------------
       Deferred Income Taxes                                                    8,076
       -------------------------------------------------------------------------------
       Other Long-Term Liabilities                                              4,226
--------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                        12,302
--------------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                  386,659
--------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                               419,287
--------------------------------------------------------------------------------------

STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------------
       Common Stock                                                               191
       -------------------------------------------------------------------------------
       Additional Paid-in Capital                                             230,375
       -------------------------------------------------------------------------------
       Retained Earnings                                                     (109,503)
       -------------------------------------------------------------------------------
       Currency Translation Adjustment                                           (190)
       -------------------------------------------------------------------------------
       Less:  Treasury Stock at Cost                                                -
--------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                    120,873
--------------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS EQUITY                                        $1,001,417
--------------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.

1)  SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature
Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature
Lamp-Sylvania Lighting International, Inc., CML Air, Inc


In re: SLI Lighting Products                                 Case No.: 02-12603
                                              Reporting Period: Mar 31, 2003 - Apr. 27, 2003

                                      BALANCE SHEET
                                        $US (000)

---------------------------------------------------------------------------------
                                                            Book Value at End of
SLI LIGHTING PRODUCTS                                    Current Reporting Month
---------------------------------------------------------------------------------
                                                                   April
---------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------
       Cash and Cash Equivalents                                             (49)
       --------------------------------------------------------------------------
       Accounts Receivable                                                 6,107
       --------------------------------------------------------------------------
       Income Tax Receivable                                                   -
       --------------------------------------------------------------------------
       Receivables from Shareholder                                            -
       --------------------------------------------------------------------------
       Inventories                                                        13,369
       --------------------------------------------------------------------------
       Prepaid Income Taxes                                                    -
       --------------------------------------------------------------------------
       Prepaid Expenses and Other Current Assets                           1,888
       --------------------------------------------------------------------------
       Intercompany Receivables                                          199,925
---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                     221,240
---------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------
       Gross PPE                                                           1,651
       --------------------------------------------------------------------------
       Less: Accumulated Depreciation                                       (452)
---------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                               1,199
---------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------
       Investments in Subsidiary                                               -
       --------------------------------------------------------------------------
       Goodwill                                                                -
       --------------------------------------------------------------------------
       Other Assets                                                        3,167
---------------------------------------------------------------------------------
TOTAL ASSETS                                                            $225,606
---------------------------------------------------------------------------------
CURRENT LIABILITIES
---------------------------------------------------------------------------------
       DIP Facility                                                            -
       --------------------------------------------------------------------------
       Accounts Payable                                                      624
       --------------------------------------------------------------------------
       Other Accrued Expenses                                              2,738
       --------------------------------------------------------------------------
       Accrued Income Taxes Payable                                           (5)
       --------------------------------------------------------------------------
       Intercompany Payables                                              20,409
---------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                 23,766
---------------------------------------------------------------------------------

LONG-TERM DEBT, Less current portion                                           -
---------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                      459
---------------------------------------------------------------------------------
Less Current Portion                                                           -
---------------------------------------------------------------------------------

OTHER LIABILITIES:
---------------------------------------------------------------------------------
       Deferred Income Taxes                                                   -
       --------------------------------------------------------------------------
       Other Long-Term Liabilities                                            13
---------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                       13
---------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                               3,552
---------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                          238,816
---------------------------------------------------------------------------------

STOCKHOLDER'S EQUITY
---------------------------------------------------------------------------------
       Common Stock                                                           10
       --------------------------------------------------------------------------
       Additional Paid-in Capital                                         51,000
       --------------------------------------------------------------------------
       Retained Earnings                                                 (92,010)
       --------------------------------------------------------------------------
       Currency Translation Adjustment                                         -
       --------------------------------------------------------------------------
       Less:  Treasury Stock at Cost                                           -
---------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                               (41,000)
---------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS EQUITY                                     $225,606
---------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.


In re: SLI Lighting Company                     Case No.: 02-12604
                                     Reporting Period: Mar 31, 2003 - Apr. 27, 2003

                                   BALANCE SHEET
                                     $US (000)

---------------------------------------------------------------------------------
                                                           Book Value at End of
SLI LIGHTING COMPANY                                    Current Reporting Month
---------------------------------------------------------------------------------
                                                                   April
---------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------
       Cash and Cash Equivalents                                               -
       --------------------------------------------------------------------------
       Accounts Receivable                                                     -
       --------------------------------------------------------------------------
       Income Tax Receivable                                                   -
       --------------------------------------------------------------------------
       Receivables from Shareholder                                            -
       --------------------------------------------------------------------------
       Inventories                                                             -
       --------------------------------------------------------------------------
       Prepaid Income Taxes                                                    -
       --------------------------------------------------------------------------
       Prepaid Expenses and Other Current Assets                               9
       --------------------------------------------------------------------------
       Intercompany Receivables                                            4,142
---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       4,151
---------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------
       Gross PPE                                                             783
       --------------------------------------------------------------------------
       Less: Accumulated Depreciation                                       (171)
---------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                 612
---------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------
       Investments in Subsidiary                                               -
       --------------------------------------------------------------------------
       Goodwill                                                                -
       --------------------------------------------------------------------------
       Other Assets                                                          400
       --------------------------------------------------------------------------

TOTAL ASSETS                                                              $5,163
---------------------------------------------------------------------------------
CURRENT LIABILITIES
---------------------------------------------------------------------------------
       DIP Facility                                                            -
       --------------------------------------------------------------------------
       Accounts Payable                                                        -
       --------------------------------------------------------------------------
       Other Accrued Expenses                                                411
       --------------------------------------------------------------------------
       Accrued Income Taxes Payable                                            -
       --------------------------------------------------------------------------
       Intercompany Payables                                                   -
---------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                    411
---------------------------------------------------------------------------------

LONG-TERM DEBT, Less current portion                                           -
---------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                        -
---------------------------------------------------------------------------------
Less Current Portion                                                           -
---------------------------------------------------------------------------------

OTHER LIABILITIES:
---------------------------------------------------------------------------------
       Deferred Income Taxes                                                   -
       --------------------------------------------------------------------------
       Other Long-Term Liabilities                                             -
---------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                        -
---------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                   -
---------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                -
---------------------------------------------------------------------------------

STOCKHOLDER'S EQUITY
---------------------------------------------------------------------------------
       Common Stock                                                            -
       --------------------------------------------------------------------------
       Additional Paid-in Capital                                          8,592
       --------------------------------------------------------------------------
       Retained Earnings                                                  (3,840)
       --------------------------------------------------------------------------
       Currency Translation Adjustment                                         -
       --------------------------------------------------------------------------
       Less:  Treasury Stock at Cost                                           -
---------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                 4,752
---------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                       $5,163
---------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.



In re: SLI Lighting Solutions                              Case No.: 02-12605
                                           Reporting Period: Mar 31, 2003 - Apr. 27, 2003

                                   BALANCE SHEET
                                     $US (000)

---------------------------------------------------------------------------------
                                                          Book Value at End of
SLI LIGHTING SOLUTIONS                                  Current Reporting Month
---------------------------------------------------------------------------------
                                                                   April
---------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------
       Cash and Cash Equivalents                                               -
       --------------------------------------------------------------------------
       Accounts Receivable                                                     -
       --------------------------------------------------------------------------
       Income Tax Receivable                                                   -
       --------------------------------------------------------------------------
       Receivables from Shareholder                                            -
       --------------------------------------------------------------------------
       Inventories                                                             -
       --------------------------------------------------------------------------
       Prepaid Income Taxes                                                    -
       --------------------------------------------------------------------------
       Prepaid Expenses and Other Current Assets                               -
       --------------------------------------------------------------------------
       Intercompany Receivables                                              587
---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         587
---------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------
       Gross PPE                                                               -
       --------------------------------------------------------------------------
       Less: Accumulated Depreciation                                          -
---------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                   -
---------------------------------------------------------------------------------

OTHER ASSETS
---------------------------------------------------------------------------------
       Investments in Subsidiary                                               -
       --------------------------------------------------------------------------
       Goodwill                                                                -
       --------------------------------------------------------------------------
       Other Assets                                                            -
       --------------------------------------------------------------------------

---------------------------------------------------------------------------------
TOTAL ASSETS                                                                $587
---------------------------------------------------------------------------------

CURRENT LIABILITIES
---------------------------------------------------------------------------------
       DIP Facility                                                            -
       --------------------------------------------------------------------------
       Accounts Payable                                                        -
       --------------------------------------------------------------------------
       Other Accrued Expenses                                                173
       --------------------------------------------------------------------------
       Accrued Income Taxes Payable                                            -
       --------------------------------------------------------------------------
       Intercompany Payables                                                  16
---------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                    189

---------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                           -
---------------------------------------------------------------------------------

SUBORDINATED DEBT DUE TO RELATED PARTY,                                        -
---------------------------------------------------------------------------------
Less Current Portion                                                           -
---------------------------------------------------------------------------------
OTHER LIABILITIES:
---------------------------------------------------------------------------------
       Deferred Income Taxes                                                   -
       --------------------------------------------------------------------------
       Other Long-Term Liabilities                                             -
---------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                        -
---------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                 299
---------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                           50,466
---------------------------------------------------------------------------------

STOCKHOLDER'S EQUITY
---------------------------------------------------------------------------------
       Common Stock                                                            -
       --------------------------------------------------------------------------
       Additional Paid-in Capital                                         17,002
       --------------------------------------------------------------------------
       Retained Earnings                                                 (67,369)
       --------------------------------------------------------------------------
       Currency Translation Adjustment                                         -
       --------------------------------------------------------------------------
       Less:  Treasury Stock at Cost                                           -
---------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                               (50,367)
---------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS EQUITY                                         $587
---------------------------------------------------------------------------------

NOTE: Subject to quarter end review and adjustments.


                             UNITED STATES BANKRUPTCY COURT
                                  DISTRICT OF DELAWARE

In re                                            Case Nos. 02-12599 through
SLI, INC.,                                       02-12608
CHICAGO MINIATURE OPTOELECTRONIC
TECHNOLOGIES, INC.,
ELECTRO-MAG INTERNATIONAL, INC.,                 Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING
INTERNATIONAL, INC.,
SLI LIGHTING PRODUCTS, INC.,                     Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,
SLI LIGHTING SOLUTIONS, INC., AND
CML AIR, INC.,

Debtors.




STATE OF MASSACHUSETTS       )
                             )
COUNTY OF NORFORK            )

              STEPHEN N. CUMMINGS, hereby declares and states:


         1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter 11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

         2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

         3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.


Dated:    6/16/03                                    Respectfully submitted,
Canton, Massachusetts                                /s/ Stephen N. Cummings
                                                     --------------------------
                                                     Stephen N.Cummings
                                                     Executive Vice President
                                                     SLI, Inc.


In re: SLI Inc. et al.                                        Case No.: 02-12599 through 02-12608
                                                      Reporting Period: Mar 31, 2003 - Apr. 27, 2003




        Summary of Post Petition Debts
                   $US (000)
------------------------------------------------------------------------------------------------------------------------
            Accounts Payable Aging              Case #                 Current              Past Due            Total
------------------------------------------------------------------------------------------------------------------------
SLI Inc.1                                       02-12608              $ 2,244                $ -             $ 2,244
------------------------------------------------------------------------------------------------------------------------
SLI Lighting Products                           02-12603                  624                  -                 624
------------------------------------------------------------------------------------------------------------------------
SLI Lighting Company                            02-12604                    -                  -                   -
------------------------------------------------------------------------------------------------------------------------
SLI Lighting Solutions                          02-12605                    -                  -                   -
------------------------------------------------------------------------------------------------------------------------

Total                                                                 $ 2,868                $ -             $ 2,868
------------------------------------------------------------------------------------------------------------------------




1)  SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic
Technologies, Inc., Electro-Mag International, Inc.,  Chicago-Miniature Lamp-Sylvania Lighting International, Inc.,
CML Air, Inc.


In re: SLI Inc. et al.
                                                                                    Case No.: 02-12599 through 02-12608
                                                                             Reporting Period: Mar 31, 2003 - Apr. 27, 2003

                                        Accounts Receivable Reconciliation
                                                     $US (000)

---------------------------------------------------------------------------------------------------------------------------------
           Accounts Receivable Reconciliation                 SLI Inc.1        SLI Lighting      SLI Lighting       SLI Lighting
                                                                                 Products           Company          Solutions
                                                              02-12608           02-12603          02-12604           02-12605
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the
  reporting period                                              $ 14,224            $ 9,208          $      -         $        -
---------------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                 4,820              3,408                 -                  -
---------------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                             (6,356)            (3,684)                -                  -
---------------------------------------------------------------------------------------------------------------------------------
+Adjustments/Doubtful Accounts                                      (236)            (2,825)                -                  -
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the
  reporting period                                              $ 12,452            $ 6,107          $      -         $        -
----------------------------------------------------------=======================================================================


1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc.,
Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.




In re: SLI Inc. et al.
                                                                                     Case No.: 02-12599 through 02-12608
                                                                                  Reporting Period:  Mar:31, 2003 - Apr. 27, 2003


Accounts Receivable Aging
        $US (000)

--------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging               Current      1-30      31-60       61+       Total     Other AR   Allowance  Total A/R
--------------------------------------------------------------------------------------------------------------------------------
SLI Inc.1                  02-12608       $ 6,064    $ 4,412      $ 798    $2,088     $ 13,362     $ 173     $(1,083)  $ 12,452
--------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Products      02-12603         4,769      1,103        303     2,698        8,873         -      (2,766)     6,107
--------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Company       02-12604             -          -          -         -            -         -           -          -
--------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Solutions     02-12605             -          -          -       713          713         -        (713)         -
--------------------------------------------------------------------------------------------------------------------------------

Total                                     $10,833    $ 5,515    $ 1,101   $ 5,499      $22,948     $ 173    $ (4,562)  $ 18,559
--------------------------------------------------------------------------------------------------------------------------------


1)SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc.,
Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.


In re: SLI Inc. et al.
                                                                           Case No.: 02-12599 through 02-12608
                                                                   Reporting Period: Mar 31, 2003 - Apr. 27, 2003


                                       Consolidated Debtor Questionnaire


----------------------------------------------------------------------------------------------------------------
Must be Completed Each Month                                                                   Yes/No
----------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of                         No
business this reporting period? If yes, provide an explanation below.
----------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in                         No
possession account this reporting period? If yes, provide an explanation.
----------------------------------------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation.                                                                                    Yes
----------------------------------------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation.                                            Yes
----------------------------------------------------------------------------------------------------------------